Credit Suisse First Boston
ABSC 2005-HE8
4,362 records
NON-CONFORMING

Selection Criteria: NON-CONFORMING
Table of Contents
  Principal balance at Origination
  Remaining Principal Balance
  Fico Scores
  Original Term
  Remaining Term
  Property Type
  Occupancy Status
  Loan Purpose
  Original Loan to Value Ratio
  Geographic Distribution By Balance
  Documentation
  Mortgage Rate
  Maximum Rate
  Gross Margin
  Next Rate Adjustment Date
  Original Number of Months to Expiration Of Prepayment Penalty Term
  Loan Types
  Credit Grade
  Lien Position
  DTI

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	22	$488,309.00	0.06%	633	100.00%	10.531%	95.20%
25,001 - 50,000	285	11,183,312.00	1.29	633	94.72	9.952	95.70
50,001 - 75,000	537	33,513,662.90	3.86	616	86.73	9.013	92.14
75,001 - 100,000	543	47,555,269.10	5.48	615	84.46	8.313	95.96
100,001 - 125,000	473	53,252,610.00	6.13	609	81.87	7.862	94.73
125,001 - 150,000	377	51,534,941.20	5.93	609	79.79	7.381	94.82
150,001 - 175,000	284	46,122,611.60	5.31	609	79.49	7.238	95.78
175,001 - 200,000	234	43,981,085.00	5.06	621	79.30	7.188	92.42
200,001 - 250,000	315	70,830,008.00	8.15	622	79.43	7.159	90.67
250,001 - 300,000	308	84,344,563.00	9.71	622	80.22	6.913	94.89
300,001 - 400,000	434	152,904,234.60	17.60	629	81.64	6.966	91.07
400,001 - 500,000	338	150,901,816.00	17.37	637	83.24	6.861	92.79
500,001 - 600,000	157	85,831,536.00	9.88	654	83.59	6.824	91.64
600,001 - 700,000	48	30,520,572.00	3.51	665	84.33	6.774	89.75
700,001 >=	7	5,586,900.00	0.64	661	78.92	6.736	100.00
Total:	4,362	$868,551,430.40	100.00%	628	82.07%	7.234%	92.91%

Mimimum Original Balance: 15,000.00
Maximum Original Balance: 1,000,000.00
Average Original Balance: 199,117.71

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	22	$487,946.83	0.06%	633	100.00%	10.531%	95.20%
25,001 - 50,000	285	11,172,691.28	1.29	633	94.72	9.952	95.70
50,001 - 75,000	539	33,638,031.77	3.87	616	86.63	9.006	92.17
75,001 - 100,000	543	47,548,677.69	5.48	615	84.51	8.315	95.96
100,001 - 125,000	471	53,012,875.44	6.11	609	81.88	7.861	94.71
125,001 - 150,000	377	51,502,021.61	5.93	609	79.79	7.381	94.82
150,001 - 175,000	284	46,099,531.93	5.31	609	79.49	7.238	95.78
175,001 - 200,000	234	43,956,406.33	5.06	621	79.30	7.188	92.42
200,001 - 250,000	316	71,043,810.74	8.18	622	79.44	7.154	90.70
250,001 - 300,000	307	84,061,649.04	9.68	622	80.22	6.916	94.88
300,001 - 400,000	434	152,854,016.63	17.61	629	81.64	6.966	91.07
400,001 - 500,000	338	150,864,152.95	17.38	637	83.24	6.861	92.79
500,001 - 600,000	157	85,816,484.49	9.88	654	83.59	6.824	91.64
600,001 - 700,000	48	30,512,998.35	3.51	665	84.33	6.774	89.75
700,001 >=	7	5,586,849.99	0.64	661	78.92	6.736	100.00
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

Mimimum Remaining Balance: 15,000.00
Maximum Remaining Balance: 1,000,000.00
Average Remaining Balance: 199,027.54

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 500	4	$806,141.02	0.09%	500	75.24%	8.298%	100.00%
501 - 525	270	44,724,012.16	5.15	513	75.77	8.149	98.10
526 - 550	329	51,463,067.68	5.93	538	77.38	7.746	98.75
551 - 575	370	71,427,663.23	8.23	563	80.64	7.571	96.36
576 - 600	632	118,706,685.78	13.67	588	81.19	7.258	93.34
601 - 625	663	124,984,663.90	14.40	614	82.33	7.129	94.39
626 - 650	764	153,274,303.11	17.66	638	83.78	7.149	94.72
651 - 675	556	120,559,326.95	13.89	663	83.23	7.048	90.75
676 - 700	369	82,322,758.47	9.48	687	84.21	6.948	89.78
701 - 725	194	47,727,311.72	5.50	712	83.45	6.940	84.56
726 - 750	118	29,004,688.71	3.34	738	82.86	7.086	86.30
751 - 775	60	15,109,014.73	1.74	762	83.35	7.012	84.70
776 - 800	29	6,719,827.62	0.77	786	84.41	7.304	83.62
801 - 825	4	1,328,679.99	0.15	809	85.15	6.312	91.75
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

Minimum FICO: 500
Maximum FICO: 816
WA FICO: 628

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 120	6	$381,614.53	0.04%	644	64.90%	7.625%	100.00%
121 - 180	71	7,812,933.86	0.90	620	73.41	7.196	95.28
181 - 240	52	5,322,809.86	0.61	616	73.18	7.232	97.22
241 - 300	3	484,392.93	0.06	604	71.44	6.168	100.00
301 - 360	4,230	854,156,393.89	98.39	628	82.22	7.235	92.86
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

Minimum Original Term: 120
Maximum Original Term: 360
WA Original Term: 358

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	77	$8,194,548.39	0.94%	621	73.02%	7.216%	95.50%
181 - 348	55	5,807,202.79	0.67	615	73.03	7.143	97.46
349 - 360	4,230	854,156,393.89	98.39	628	82.22	7.235	92.86
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

Minimum Remaining Term: 118
Maximum Remaining Term: 360
WA Remaining Term: 356

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	3,347	$652,582,072.18	75.17%	626	81.92%	7.196%	94.29%
PUD - Detached	407	87,410,102.40	10.07	622	83.13	7.368	91.59
2-4 Unit	242	59,662,386.92	6.87	649	81.31	7.338	84.58
Condo	280	55,126,946.45	6.35	640	83.12	7.341	86.62
PUD - Attached	86	13,376,637.12	1.54	620	81.77	7.321	97.52
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Primary Residence	4,084	$806,617,402.30	92.91%	626	81.88%	7.180%	100.00%
Investment Property	230	51,386,436.72	5.92	661	85.33	8.012	0.00
Second Home	48	10,154,306.05	1.17	638	80.68	7.634	0.00
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Purchase	2,144	$407,915,784.89	46.99%	651	84.67%	7.389%	90.18%
Refinance - Cashout	1,861	390,630,623.41	45.00	607	79.52	7.105	95.25
Refinance - Rate/Term	357	69,611,736.77	8.02	614	81.20	7.054	95.81
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	100	$11,775,234.12	1.36%	609	40.24%	6.811%	96.86%
50.01 - 60.00	119	22,312,913.78	2.57	595	56.10	6.881	98.02
60.01 - 70.00	288	57,039,798.66	6.57	597	66.59	6.950	90.02
70.01 - 80.00	1,757	399,040,554.71	45.96	634	79.11	6.857	96.63
80.01 - 90.00	1,128	267,681,819.44	30.83	618	87.53	7.327	87.03
90.01 - 100.00	970	110,307,824.36	12.71	656	97.27	8.640	93.76
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

Minimum Loan-to-Value Ratio: 13.58
Maximum Loan-to-Value Ratio: 100.00
WA Loan-to-Value Ratio By Original Balance: 82.07

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10. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Alabama	21	$2,063,510.77	0.24%	602	84.53%	7.674%	96.95%
Alaska	3	871,661.92	0.10	665	77.66	7.232	100.00
Arizona	166	27,829,283.83	3.21	619	81.21	7.320	89.17
Arkansas	33	3,710,145.21	0.43	633	83.48	7.268	100.00
California	1,238	373,753,983.36	43.05	641	82.29	7.000	92.97
Colorado	60	8,984,499.18	1.03	609	84.47	7.149	100.00
Connecticut	36	6,914,122.67	0.80	615	80.79	7.395	87.84
Delaware	2	151,683.98	0.02	651	72.45	7.611	100.00
Florida	476	76,696,150.02	8.83	613	81.07	7.464	91.89
Georgia	68	8,479,009.73	0.98	613	82.79	7.666	84.87
Hawaii	31	8,896,939.87	1.02	655	80.08	6.617	82.83
Idaho	25	3,936,806.79	0.45	639	82.73	7.159	92.84
Illinois	144	21,303,925.41	2.45	627	83.78	7.553	98.46
Indiana	57	6,457,316.81	0.74	606	84.75	7.527	87.33
Iowa	28	2,698,200.43	0.31	609	84.71	7.878	93.54
Kansas	20	2,379,272.25	0.27	614	86.55	7.516	100.00
Kentucky	30	2,910,563.40	0.34	603	83.08	7.844	89.87
Louisiana	2	157,188.82	0.02	608	87.43	7.164	100.00
Maine	20	2,692,309.49	0.31	607	79.69	7.747	100.00
Maryland	75	16,185,277.61	1.86	611	81.67	7.142	92.53
Massachusetts	130	29,860,655.78	3.44	616	81.67	7.230	97.06
Michigan	112	12,872,355.59	1.48	603	83.80	7.626	95.84
Minnesota	44	6,532,743.31	0.75	611	81.79	7.490	98.36
Mississippi	12	1,208,737.47	0.14	602	84.60	7.879	98.06
Missouri	41	4,219,001.50	0.49	597	84.40	7.890	98.50
Montana	11	1,489,243.03	0.17	606	79.85	7.282	82.74
Nebraska	17	2,142,957.14	0.25	588	86.07	7.598	100.00
Nevada	73	14,166,162.68	1.63	637	82.52	7.565	85.42
New Hampshire	17	3,357,865.97	0.39	598	81.58	7.419	100.00
New Jersey	160	38,129,057.62	4.39	622	81.14	7.338	92.04
New Mexico	30	4,024,153.38	0.46	606	84.43	7.757	93.79
New York	218	52,328,341.19	6.03	646	81.15	7.108	92.81
North Carolina	22	2,167,752.41	0.25	587	82.74	8.306	100.00
North Dakota	4	366,592.51	0.04	555	81.36	8.429	100.00
Ohio	98	10,369,492.91	1.19	602	86.49	7.877	86.39
Oklahoma	22	2,152,998.90	0.25	603	82.47	7.624	97.12
Oregon	48	6,552,282.91	0.75	630	80.84	7.035	81.22
Pennsylvania	101	13,070,861.44	1.51	619	82.15	7.451	93.62
Rhode Island	27	5,202,135.19	0.60	628	82.54	7.389	91.56
South Carolina	30	3,882,799.55	0.45	603	80.55	7.874	78.85
South Dakota	7	903,975.97	0.10	586	83.79	7.274	100.00
Tennessee	55	5,545,063.15	0.64	606	84.04	7.593	97.12
Texas	353	38,029,015.02	4.38	602	80.69	7.720	94.30
Utah	18	2,408,202.09	0.28	637	84.85	7.492	97.04
Vermont	2	314,825.00	0.04	573	87.64	7.548	100.00
Washington	74	12,243,930.11	1.41	620	83.74	7.028	96.26
Virginia	58	12,441,698.38	1.43	610	80.75	7.623	98.53
West Virginia	4	374,086.31	0.04	595	82.79	8.662	84.00
Wisconsin	31	3,793,008.77	0.44	613	84.29	7.466	96.68
Wyoming	4	400,440.28	0.05	639	85.32	7.088	100.00
Washington DC	4	535,857.96	0.06	583	33.03	7.279	62.76
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

Total Number Of Stated Represented:: 51

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11. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Full Documentation	2,528	$443,658,028.68	51.10%	610	81.67%	6.983%	96.43%
Stated Documentation	1,769	408,560,063.85	47.06	648	82.49	7.523	88.81
Limited Documentation	65	15,940,052.54	1.84	624	82.72	6.825	100.00
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

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12. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 5.000	1	$316,800.00	0.04%	615	80.00%	5.000%	100.00%
5.001 - 5.500	51	17,245,227.79	1.99	678	79.35	5.380	98.04
5.501 - 6.000	385	107,283,709.63	12.36	650	77.92	5.892	100.00
6.001 - 6.500	571	147,509,876.07	16.99	643	79.50	6.313	98.85
6.501 - 7.000	687	179,038,987.06	20.62	637	81.15	6.795	95.45
7.001 - 7.500	543	123,450,871.81	14.22	620	81.71	7.272	94.47
7.501 - 8.000	600	122,392,240.81	14.10	608	82.01	7.771	86.43
8.001 - 8.500	357	60,532,213.08	6.97	600	84.10	8.287	77.79
8.501 - 9.000	330	45,280,836.53	5.22	598	86.62	8.751	79.98
9.001 - 9.500	157	16,817,715.14	1.94	602	88.10	9.257	78.70
9.501 - 10.000	230	17,810,620.77	2.05	632	93.61	9.804	92.45
10.001 - 10.500	157	11,368,922.36	1.31	634	95.57	10.277	97.29
10.501 - 11.000	143	9,910,871.14	1.14	627	97.27	10.759	98.79
11.001 - 11.500	94	5,653,990.93	0.65	624	97.59	11.257	100.00
11.501 - 12.000	41	2,566,733.45	0.30	626	100.00	11.728	97.98
12.001 - 12.500	11	708,257.83	0.08	624	100.00	12.227	100.00
12.501 - 13.000	4	270,270.67	0.03	616	100.00	12.575	100.00
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

Minimum Rate: 5.000
Maximum Rate: 12.650
WA Rate: 7.234

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13. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	1,726	$194,418,713.51	22.39%	634	82.63%	7.699%	98.92%
11.501 - 12.000	1	316,800.00	0.04	615	80.00	5.000	100.00
12.001 - 12.500	54	17,620,286.90	2.03	678	79.25	5.397	98.08
12.501 - 13.000	222	71,583,196.15	8.25	644	80.36	5.859	100.00
13.001 - 13.500	390	115,421,777.55	13.30	642	80.55	6.328	98.60
13.501 - 14.000	503	149,825,376.58	17.26	639	81.94	6.802	94.81
14.001 - 14.500	414	107,321,344.22	12.36	620	81.82	7.275	93.73
14.501 - 15.000	472	107,750,205.50	12.41	610	82.39	7.775	84.64
15.001 - 15.500	258	52,327,353.04	6.03	602	83.99	8.290	74.90
15.501 - 16.000	194	33,926,009.74	3.91	590	85.56	8.749	74.70
16.001 - 16.500	74	10,572,622.24	1.22	579	84.98	9.254	67.24
16.501 - 17.000	35	4,344,636.90	0.50	566	83.51	9.777	77.63
17.001 - 17.500	10	1,445,283.14	0.17	528	78.33	10.236	87.56
17.501 - 18.000	7	1,133,489.94	0.13	579	85.66	10.664	91.48
18.001 - 18.500	2	151,049.66	0.02	512	72.73	11.311	100.00
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

Minimum Maximum Rate: 12.000
Maximum Maximum Rate: 18.325
WA Maximum Rate: 14.095

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14. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	1,726	$194,418,713.51	22.39%	634	82.63%	7.699%	98.92%
2.501 - 3.000	1	239,200.00	0.03	752	80.00	6.125	100.00
3.001 - 3.500	1	403,599.99	0.05	705	80.00	5.750	100.00
3.501 - 4.000	30	5,302,968.86	0.61	632	82.88	6.790	100.00
4.501 - 5.000	216	49,711,995.03	5.73	619	81.82	7.206	90.47
5.001 - 5.500	21	6,374,909.13	0.73	625	85.98	7.045	96.33
5.501 - 6.000	1,839	495,241,313.10	57.05	633	82.38	6.975	90.91
6.001 - 6.500	395	91,531,641.63	10.54	611	81.47	7.565	90.85
6.501 - 7.000	83	16,071,557.32	1.85	566	75.94	7.816	97.14
7.001 - 7.500	48	8,169,446.50	0.94	550	67.36	7.864	92.66
7.501 - 8.000	2	692,800.00	0.08	623	77.43	6.059	100.00
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

Minimum Gross Margin: 3.000
Maximum Gross Margin: 8.000
WA Gross Margin: 5.818

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15. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0000-00	1,726	$194,418,713.51	22.39%	634	82.63%	7.699%	98.92%
2007-05	2	340,520.89	0.04	614	86.20	7.715	100.00
2007-06	38	9,442,907.12	1.09	627	84.10	7.965	60.24
2007-07	118	26,352,494.08	3.04	625	82.28	7.453	69.87
2007-08	1,116	278,237,450.05	32.05	625	81.91	7.152	90.64
2007-09	1,081	294,668,988.54	33.94	624	81.92	7.039	93.43
2007-10	3	663,200.00	0.08	687	80.00	6.908	100.00
2008-06	3	590,481.47	0.07	644	70.40	6.665	100.00
2008-07	6	1,109,342.62	0.13	649	81.73	6.780	100.00
2008-08	144	33,052,115.62	3.81	638	82.01	6.959	96.51
2008-09	101	22,976,669.02	2.65	648	82.60	6.803	97.88
2010-06	1	199,556.35	0.02	590	35.87	7.550	0.00
2010-07	1	170,697.43	0.02	739	90.00	6.625	0.00
2010-08	16	4,837,988.37	0.56	643	75.28	6.735	96.28
2010-09	6	1,097,020.00	0.13	631	78.72	7.079	85.61
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

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16. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0 - 0	1,343	$259,946,676.76	29.94%	634	82.41%	7.624%	88.38%
7 - 12	208	43,832,956.36	5.05	640	81.39	7.328	93.11
13 - 24	1,912	425,723,113.00	49.04	622	82.77	7.084	93.90
25 - 36	899	138,655,398.95	15.97	633	79.52	6.938	98.32
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

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17. Loan Types

Loan Types	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2/28 ARM	1,808	$387,562,481.83	44.64%	607	81.34%	7.343%	85.82%
2/28 ARM - 2 Yr IO	468	190,516,436.10	21.94	654	83.26	6.745	98.87
2/28 ARM - 5 Yr IO	82	31,626,642.75	3.64	658	81.80	6.704	100.00
3/27 ARM	159	22,489,043.81	2.59	627	81.00	7.137	94.87
3/27 ARM - 3 Yr IO	50	18,573,607.37	2.14	655	83.95	6.763	97.38
3/27 ARM - 5 Yr IO	45	16,665,957.55	1.92	649	81.58	6.701	100.00
5/25 ARM	24	6,305,262.15	0.73	642	75.03	6.818	88.77
Fixed - 10 Year	6	381,614.53	0.04	644	64.90	7.625	100.00
Fixed - 15 Year	71	7,812,933.86	0.90	620	73.41	7.196	95.28
Fixed - 20 Year	52	5,322,809.86	0.61	616	73.18	7.232	97.22
Fixed - 25 Year	3	484,392.93	0.06	604	71.44	6.168	100.00
Fixed - 30 Year	1,594	180,416,962.33	20.78	636	83.38	7.739	99.12
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

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18. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
AA	3,494	$703,075,757.05	80.98%	640	83.14%	7.150%	92.70%
A-	226	43,201,133.88	4.98	568	77.46	7.627	97.04
A+	378	79,532,058.33	9.16	592	80.65	7.384	91.20
B	157	25,965,605.42	2.99	558	75.54	7.869	94.79
C	107	16,383,590.39	1.89	551	65.81	8.070	96.34
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

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19. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
First Lien	3,622	$819,844,255.09	94.43%	626	81.04%	7.060%	92.55%
Second Lien	740	48,313,889.98	5.57	658	99.61	10.193	99.02
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

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20. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0.01 - 5.00	4	$617,112.11	0.07%	634	82.73%	7.171%	84.70%
5.01 - 10.00	9	797,334.80	0.09	624	86.62	8.293	67.08
10.01 - 15.00	35	5,609,198.92	0.65	634	78.75	6.709	96.76
15.01 - 20.00	103	13,553,507.97	1.56	624	79.64	7.484	87.22
20.01 - 25.00	212	31,560,027.26	3.64	614	80.12	7.435	85.32
25.01 - 30.00	312	54,203,278.68	6.24	624	81.04	7.108	94.26
30.01 - 35.00	482	84,597,269.52	9.74	624	80.40	7.253	92.07
35.01 - 40.00	711	146,600,745.42	16.89	636	82.41	7.208	91.48
40.01 - 45.00	938	197,557,277.67	22.76	634	82.37	7.242	94.41
45.01 - 50.00	1,362	292,100,729.31	33.65	627	83.70	7.265	93.71
50.01 - 55.00	189	39,592,252.73	4.56	605	75.10	6.984	93.94
55.01 - 60.00	4	1,235,051.86	0.14	573	80.49	7.835	69.10
65.01 - 70.00	1	134,358.82	0.02	663	90.00	8.850	0.00
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

low Dti: 0.16
high dti: 67.80
wa dti: 40.71

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